ALL SECTORS FUND


                          Supplement to the Prospectus
                               Dated May 22, 2002



     On April 8, 2003, the independent trustees of Metric Wisdom Funds, a Delaware business trust, determined to redeem all outstanding shares of All Sectors Fund (the "Fund"). Advanced Capital Advisers, Inc., the Adviser to the Fund, failed to reimburse the Fund for expenses that exceeded 2.25% of the Fund's average net assets through March 31, 2003 (the "expense cap"), which the Adviser contractually agreed to pay under the Investment Advisory Agreement between the Fund and the Adviser. The independent trustees currently are considering available options to attempt to recover the amount of the receivable from the Adviser on behalf of Fund shareholders.

     The Fund is no longer pursuing its investment objective. All holdings in the Fund's portfolio have been sold, and the proceeds are invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Any shareholders that have not redeemed their Fund shares prior to April 17, 2003 will have their shares automatically redeemed as of that date, with proceeds being mailed to the address of record. Prior to April 17, 2003, you may redeem your account, including reinvested distributions, in accordance with "How to Sell Shares" in the Prospectus.





Supplement dated April 8, 2003